Schedule 14A

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                            SpectraLink Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

REG. SECTION 240.14a-101. NOTES:

A. Where any item calls for information with respect to any matter to be acted upon and such matter involves other matters with respect to which information is called for by other items of this schedule, the information called for by such other items shall also be given. For example, where a solicitation of security holders is for the purpose of approving the authorization of additional securities which are to be used to acquire another specified company, and the registrants' security holders will not have a separate opportunity to vote upon the transaction, the solicitation to authorize the securities is also a solicitation with respect to the acquisition. Under those facts, information required by Items 11, 13 and 14.

                             SPECTRALINK CORPORATION
                               5755 CENTRAL AVENUE
                             BOULDER, COLORADO 80301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear SpectraLink Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of SpectraLink Corporation to be held at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, on Wednesday, May 23, 2001 at 10:00 a.m. local time, for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

2. To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors for SpectraLink for the fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

All stockholders are welcome to attend the meeting, although only stockholders of record at the close of business on March 7, 2001 will be entitled to notice of and to vote at the meeting.

Shares can be voted at the meeting only if the holder is present or represented by proxy. Even if you plan to attend the meeting, you are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope so that the presence of a quorum will be assured. The giving of a proxy does not affect your right to vote in person if you attend the meeting. However, if you intend to vote at the annual meeting and your shares are held of record by a broker, bank or other nominee, you must bring a letter to the annual meeting from the broker, bank or nominee, which confirms beneficial ownership. Additionally, in order to vote at the annual meeting, you must obtain a proxy issued in your name from the record holder.

By Order of the Board of Directors,




Nancy K. Hamilton
Secretary

March 20, 2001

                             SPECTRALINK CORPORATION
                               5755 CENTRAL AVENUE
                             BOULDER, COLORADO 80301

                                 PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2001

          THIS PROXY IS SOLICITED IN BEHALF OF THE BOARD OF DIRECTORS.

This statement is furnished in connection with the solicitation of proxies from holders of the outstanding shares of Common Stock of SpectraLink entitled to vote at the Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are being mailed to stockholders on or about April 6, 2001. A copy of SpectraLink's Annual Report for 2000 is being mailed to all stockholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

SpectraLink's Board has fixed the close of business on March 7, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding and entitled to vote 19,124,956 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share of record held on the record date with respect to matters on which the holder is entitled to vote.

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the record date constitutes a quorum and is required in order for SpectraLink to conduct business at the Annual Meeting. The majority being present, the election of each nominee for Director requires a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify the other proposals described below. Abstentions and broker non-votes are counted towards a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting as to such proposal and therefore are not counted for purposes of determining whether a proposal has been approved.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to SpectraLink's Bylaws, the Board has fixed the number of directors at four, effective as of the annual meeting. The Directors are to be elected by the holders of SpectraLink's Common Stock, to serve until the next Annual Meeting and until their successors are elected and qualified. Unless instructions to the contrary are received, proxies received in response to this solicitation will be voted in favor of the nominees listed below. If any nominee should become unavailable for election, the shares represented by the enclosed proxy will be voted for such substitute nominee as may be proposed by the Board.

Name, Age and                                                                 Principal Occupation During Past Five Years and Other
Position with SpectraLink                             Director Since          Directorships
-------------------------                             --------------          -----------------------------------------------------
Bruce M. Holland, 49                                       1990               President and Chief Executive Officer of SpectraLink
President, Chief Executive Officer and                                        since 1990; Director of Exabyte Corporation until May
Director                                                                      1998.

Carl D. Carman, 64                                         1990               General Partner of Hill, Carman Ventures since 1989;
Director                                                                      Director of Symantec Corporation until October, 2000.

Burton J. McMurtry, 65                                     1990               General Partner of various limited partnerships that,
Director                                                                      in turn, are general partners of various Technology
                                                                              Venture Investors venture capital partnerships since
                                                                              1980; formerly Director of Intuit, Inc.

Anthony V. Carollo, Jr., 59                                1998               Chairman and Chief Executive Officer of Syntellect
Director                                                                      Corporation since 1997; President of Fujitsu Business
                                                                              Communication Systems from 1991 to 1998; Director of
                                                                              Marshall & Lisley Trust Company of Arizona.



The Board of Directors met four times during 2000. Each director attended at least 75% of the aggregate meetings of the Board of Directors and the Committees on which he served.

COMMITTEES

The Board of Directors has standing Audit and Compensation Committees.

The Compensation Committee consists of Messrs. Carman and McMurtry. The Compensation Committee recommends to the Board of Directors the compensation to be paid to employees of SpectraLink and oversees SpectraLink's various employee benefits plans. The Committee met once during 2000.

The Audit Committee confers periodically with management and SpectraLink's independent public accountants in connection with the preparation of financial statements and audits thereof and the maintenance of proper financial records and controls. The Audit Committee makes recommendations to the Board of Directors with respect to the foregoing and brings to the attention of the Board any criticism and recommendation that the independent public accountants or the Audit Committee itself may suggest. The Audit Committee consists of Messrs. Carman, McMurtry, and Carollo. The Committee met five times during 2000.

EXECUTIVE OFFICERS

Name, Age and Position with SpectraLink                     Principal Occupation During Past Five Years
---------------------------------------                     -------------------------------------------
Bruce M. Holland, 49                                        President and Chief Executive Officer of SpectraLink since 1990.
President, Chief Executive Officer

Nancy K. Hamilton, 48                                       Vice President of Finance and Administration, Chief Financial Officer
Vice President of Finance & Administration,                 and Secretary of SpectraLink since 1999. Chief Financial Officer and
Chief Financial Officer                                     Senior Vice President of SCC Communications from 1993 to 1999.

Gary L. Bliss, 50                                           Vice President of Engineering of SpectraLink since 1990.
Vice President of Engineering

Michael P. Cronin, 44                                       Vice President of Sales and Marketing of SpectraLink since 1997; Vice
Vice President of Sales & Marketing                         President, North American Sales, of VTEL Corporation from 1994 to 1997.

John H. Elms, 41                                            Vice President of Operations of SpectraLink since 1999.  Vice President,
Vice President of Operations                                Americas Services and Corporate Support, of Picturetel Corporation from
                                                            1998 to 1999; Director, Asia Pacific & Japan for the Enterprise Services
                                                            Division of Picturetel Corporation from 1995 to 1997.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Common Stock by (i) each person known by SpectraLink to be the beneficial owner of more than 5% of the Common Stock; (ii) each of SpectraLink's directors; (iii) SpectraLink's Chief Executive Officer and each of the Executive Officers mentioned above; and (iv) SpectraLink's directors and executive officers as a group. All information is as of February 28, 2001, unless otherwise indicated. Unless otherwise indicated, the address of each person is c/o SpectraLink, 5755 Central Avenue, Boulder, CO 80301.

Name and Address of Beneficial Owner          Shares Beneficially Owned(1)(2)        Percentage of Outstanding Common Stock(2)
------------------------------------          -------------------------------        -----------------------------------------
Technology Venture Investors(3)                         1,082,822                                       5.7%
       2480 Sand Hill Road
       Suite 101
       Menlo Park, CA 94025

Firsthand Capital Management, Inc.                      1,507,100                                       7.9
       125 South Market
       San Jose, CA 95113

Carl D. Carman                                             97,663                                         *
Anthony V. Carollo, Jr.(5)                                 25,520                                         *
Burton McMurtry(4)                                      1,149,336                                       6.0
Bruce M. Holland(6)                                     2,059,810                                      10.6
Nancy K. Hamilton(7)                                       82,391                                         *
Gary L. Bliss(8)                                          577,385                                       3.0
Michael P. Cronin(9)                                      121,131                                         *
John H. Elms (10)                                          46,374                                         *
All directors and executive officers as a
group (8 persons)(11)                                   4,159,610                                      20.8

*less than 1%

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 28, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3) Consists of 287,310 shares held by Technology Venture Investors-3, L.P., and 795,512 shares held by Technology Venture Investors-IV as nominee for certain other TVI partnerships. Mr. McMurtry, a director of SpectraLink, is a general partner of a partnership, which serves as the general partner of various TVI and other partnerships. See footnote (4).

(4) Consists of 66,514 shares owned of record and beneficially by Mr. McMurtry in his individual capacity and includes 287,310 shares held by Technology Venture Investors-3, L.P., and 795,512 shares held by Technology Venture Investors-IV as described in footnote (3) above. Mr. McMurtry disclaims beneficial ownership of the shares owned of record by Technology Venture Investors-3, L.P., and Technology Venture Investors-IV except to the extent of his interest in such shares arising from his interests in the entities referred to herein.

(5) Includes 25,520 shares issuable upon exercise of options exercisable as of February 28, 2001, and within 60 days thereafter.

(6) Includes 20,000 shares held by Mr. Holland's wife as to which he disclaims beneficial ownership. Also includes 356,222 shares issuable upon exercise of options exercisable as of February 28, 2001, and within 60 days thereafter.

(7) Includes 80,208 shares issuable upon exercise of options exercisable as of February 28, 2001, and within 60 days thereafter.

(8) Includes 225,935 shares issuable upon exercise of options exercisable as of February 28, 2001, and within 60 days thereafter.

(9) Includes 121,131 shares issuable upon exercise of options exercisable as of February 28, 2001, and within 60 days thereafter.

(10) Includes 46,374 shares issuable upon exercise of options exercisable as of February 28, 2001, and within 60 days thereafter.

(11) Includes 855,390 shares issuable upon exercise of options exercisable as of February 28, 2001, and within 60 days thereafter.

PERFORMANCE GRAPH

The graph below provides an indicator of cumulative total stockholder returns for SpectraLink as compared with the NASDAQ Stock Market (U.S.) Index and the NASDAQ Telecommunications Stocks weighted by market value at each measurement point.

This graph covers the period of time beginning April 26, 1996, when SpectraLink's common shares were first traded on the NASDAQ Exchange, through December 31, 2000.

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                NASDAQ
                                                      NASDAQ Stock        Telecommunications
         Total Return(1)        SpectraLink          Market (U.S.)              Stocks
         ---------------        -----------          -------------        ------------------
             4/26/96            $   100.00            $    100.00           $    100.00
            12/31/96            $    27.27            $    108.92           $     95.22
            12/31/97            $    29.23            $    133.45           $    136.25
            12/31/98            $    37.66            $    188.06           $    229.27
            12/31/99            $    75.32            $    339.75           $    399.25
            12/31/00            $   150.00            $    210.36           $    175.43


                    April 26,    December 31,   December 31,   December 31,   December 31,   December 31,
                      1996           1996           1997           1998           1999           2000
                  ------------   ------------   ------------   ------------   ------------   ------------
SpectraLink       $     100.00   $      27.27   $      29.23   $      37.66   $      75.32   $     150.00
NASDAQ Stock
 Market (U.S.)    $     100.00   $     108.92   $     133.45   $     188.06   $     339.75   $     210.36
NASDAQ
 Communications
 Stocks           $     100.00   $      95.22   $     136.25   $     229.27   $     399.25   $     175.43


Footnote:

     1) Assumes $100 invested on April 26, 1996, in SpectraLink stock, NASDAQ Stock Market (U.S.) and NASDAQ Telecommunications Stock. No cash dividends have been declared on SpectraLink's Common Stock.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation earned for services rendered in all capacities to SpectraLink for the three fiscal years ended December 31, 2000, by SpectraLink's Chief Executive Officer and each of the other executive officers whose salary and bonus exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation                    Long-Term Compensation
                                                                                           Securities
                                                                                           Underlying
Name and                                                                                    Options         All Other
Principal Position           Year            Salary          Bonus             Other       Granted(#)     Compensation
------------------           ----            ------          -----             -----       ----------     ------------
Bruce M. Holland             2000         $   196,000    $ 172,864(1)          $  0           100,000          --
Chief Executive Officer      1999             164,000            0                0            60,000          --
and President                1998             151,488            0              324            60,000          --

Nancy K. Hamilton            2000             165,000       95,320(2)             0            40,000          --
Vice President of Finance    1999(3)           80,192       25,000(4)             0           175,000          --
& Administration,
Chief Financial Officer

Gary L. Bliss                2000             165,000       95,093(5)             0            75,000          --
Vice President of            1999             148,999            0                0            40,000          --
Engineering                  1998             141,960            0              303            40,000          --

Michael P. Cronin            2000             201,202      140,856(6)         9,000            75,000          --
Vice President of Sales &    1999             161,999            0            1,844            40,000          --
Marketing                    1998             154,488       26,922           11,245            20,000          --

John H. Elms                 2000             155,000       81,646(7)             0            20,000          --
Vice President of            1999(8)           85,396       70,000(9)             0           175,000          --
Operations


(1)      Includes $114,268 earned in 2000 but paid January 2001.

(2)      Includes $61,215 earned in 2000 but paid January 2001.

(3)      Ms. Hamilton began working for SpectraLink in June 1999.

(4)      Includes $25,000 signing bonus.

(5)      Includes $61,215 earned in 2000 but paid January 2001.

(6)      Includes $70,971 earned in 2000 but paid January 2001.

(7)      Includes $57,505 earned in 2000 but paid January 2001.

(8) Mr. Elms began working for SpectraLink in April 1999 and became a corporate officer in November 1999.

(9)      Includes $70,000 bonus in lieu of relocation allowance.

OPTION GRANTS

The following table contains information concerning the stock options granted under SpectraLink's Stock Option Plan to each of the Named Executive Officers during the fiscal year ended December 31, 2000.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

                                                  Individual Grants
                            Number of       Percent of                                      Potential Realizable Value at Assumed
                           Securities      Total Options                                         Annual Rates of Stock Price
                           Underlying       Granted to                                        Appreciation for Option Term(2)
                             Options       Employees in     Exercise or Base  Expiration
      Name                Granted(#)(1)     Fiscal Year       Price/Share        Date             5%                    10%
      ----                -------------    -------------    ----------------  ----------       ---------             ---------
Bruce M. Holland             34,958(3)         4.8%           $   10.038       01/19/05        $  56,232             $ 162,848
                             65,042(4)         9.0                 9.125       01/19/08          283,374               678,729

Nancy K. Hamilton               834(3)         0.1                 9.125       01/19/08            3,634                 8,703
                             39,166(4)         5.4                 9.125       01/19/08          170,638               408,707

Gary L. Bliss                18,011(3)         2.5                 9.125       01/19/08           78,470               187,949
                             56,989(4)         7.9                 9.125       01/19/08          248,289               594,694

Michael P. Cronin            17,549(3)         2.4                 9.125       01/19/08           76,457               183,128
                             57,451(4)         7.9                 9.125       01/19/08          250,301               599,515

John H. Elms                  5,417(3)         0.7                 9.125       01/19/08           23,601                56,528
                             14,583(4)         2.0                 9.125       01/19/08           63,535               152,177


(1) All options were granted under SpectraLink's original Stock Option Plan. Generally, options granted under SpectraLink's original Stock Option Plan become exercisable over a four-year period (25% after the first twelve months and 2.083% each month thereafter) and have eight-year terms, so long as the optionee's employment with SpectraLink continues. Incentive stock options are granted at no less than fair market value as determined by the Board of Directors, provided that grants to 10% stockholders have an exercise price not less than 110% of fair market value and have five-year terms. Non-qualified stock options have an exercise price of not less than 85% of fair market value.

(2) This column reflects the potential realizable value of each grant assuming that the market value of SpectraLink's Common Stock appreciates at five percent or ten percent annually from the date of grant over the term of the option. There is no assurance provided to any executive officer or any other holder of SpectraLink's securities that the actual stock price appreciation over the option term will be at the assumed five percent or ten percent levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(3)  Incentive stock option.

(4)  Non-qualified stock option.

OPTION EXERCISES AND HOLDINGS

The following table sets forth information concerning option exercises and option holdings under SpectraLink's Stock Option Plan for the fiscal year ended December 31, 2000, with respect to the Named Executive Officers.

               AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                              Number                        Number of Unexercised Options Held    Value of Unexercised, In-the-Money
                            of Shares                             at December 31, 2000              Options at December 31, 2000(2)
                             Acquired         Value
Name                       on Exercise     Realized(1)        Exercisable       Unexercisable      Exercisable       Unexercisable
----                       -----------     -----------        -----------       -------------      -----------       -------------
Bruce M. Holland                    0          N/A               314,583            155,417       $ 3,409,054        $   1,076,672

Nancy K. Hamilton                   0          N/A                65,625            149,375           627,539            1,258,398

Gary L. Bliss                       0          N/A               192,708            112,292         2,167,119              786,944

Michael P. Cronin              30,000       $ 375,000            101,916            144,584         1,081,155            1,132,064

John H. Elms                   10,000         114,370             59,790            125,210           642,895            1,232,647


(1) Based on the fair market value of the Common Stock on the exercise date, less the per share exercise price.

(2) Based on the fair market value of the underlying shares of Common Stock of $14.44 per share, the closing price on December 29, 2000, as reported by NASDAQ, less the per share exercise price.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For fiscal 2000, the entire Board of Directors determined the compensation of the executive officers of SpectraLink. Since October 11, 1995, SpectraLink's Compensation Committee has made recommendations to the Board regarding compensation of executive officers. Mr. Holland, a member of the Board of Directors and the President of SpectraLink, has participated in the deliberations of the Board of Directors concerning executive officer compensation, other than his own compensation.

DIRECTOR COMPENSATION

Each non-employee director (currently three people) receives an annual payment of $5,000 for serving as a director of SpectraLink. In addition, each non-employee director is reimbursed for his expenses in attending board and committee meetings and receives $1,000 for each Board of Director or Committee meeting, or $200 for any telephonic Board or Committee meeting, attended by the director.

Each non-employee director also receives an annual stock option grant as follows: an initial grant of an option to purchase 20,000 shares of Common Stock, exercisable at the fair market price of the Common Stock on the date of grant, with vesting at the rate of 50% of the option at the first anniversary following the date of grant and monthly thereafter over the following twelve months (i.e., 4.17% per month). Any new non-employee director will receive this 20,000 share option upon becoming a director of SpectraLink. Thereafter, each non-employee director will be granted an annual stock option exercisable to purchase 5,000 shares of Common Stock exercisable at the fair market price of the Common Stock on the date of grant, with vesting at the rate of 50% of the option at the first anniversary following the date of grant and monthly thereafter over the following twelve months (i.e., 4.17% per month).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for executive officers and key employees. The Compensation Committee also provides for grants of stock awards, stock options, stock appreciation rights and other awards to be made under existing incentive compensation plans.

General Compensation Policy. The fundamental policy of the Compensation Committee is to provide the executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of SpectraLink and their personal performance. The Compensation Committee's objective is to have a portion of each executive officer's compensation contingent on SpectraLink's performance as well as on the executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (1) base salary, which principally reflects an executive officer's performance and is designed primarily to be competitive with salary levels in the industry; (2) bonus, which principally reflects SpectraLink's performance; and (3) long-term incentive compensation, which strengthens the mutuality of interests between executive officers and stockholders.

Factors. The principal factors that the Compensation Committee considered in ratifying the components of each executive officer's compensation package for 2000 are summarized below. The Compensation Committee may apply entirely different factors in advising the chief executive officer and the board of directors with respect to executive compensation for future years.

     o Base Salary. The suggested base salary for each executive officer is determined on the basis of experience, personal performance, the salary levels for comparable positions within and without the industry, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

     o Bonus. The suggested bonus for each executive officer is determined on the basis of SpectraLink's performance, personal performance, and the bonus levels for comparable positions within and without the industry. The Compensation Committee established maximum annual bonus amounts for each executive officer based on the bonus levels for comparable positions, and earned bonus amounts are based on performance results. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. In addition, the Compensation Committee may from time to time award additional cash bonuses when it determines those bonuses to be in SpectraLink's best interest.

     o Long-Term Incentive Compensation. Long-term incentives are provided primarily through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage SpectraLink from the perspective of an owner with an equity stake. Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share, typically equal to the market price on the grant date, over a specified period of time of up to ten years. Options generally become exercisable in installments over a 48-month period, contingent upon an executive officer's continued employment with SpectraLink. Accordingly, an option grant generally provides a return to the executive officer only if the executive remains employed by SpectraLink during the vesting period, and then only if the market price of the underlying shares appreciates. The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the executive officer's potential for increased responsibility and promotion over the option term, and the executive officer's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that executive officer. The Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of executive officers.

CEO Compensation - SEC regulations require the board of directors to disclose the basis for compensation paid to Mr. Bruce Holland, President and Chief Executive Officer, in 2000 and to discuss the relationship between SpectraLink's performance and Mr. Holland's performance in 2000. In advising the Board with respect to Mr. Holland's compensation, the Compensation Committee seeks to establish a level of base salary competitive with that paid by companies of comparable size within the industry and by companies outside of the industry with which SpectraLink competes for executive talent. The base salary established for Mr. Holland for 2000 on the basis of the foregoing criteria was intended to provide a level of compensation which was not affected to any significant degree by SpectraLink's performance factors.

COMPENSATION COMMITTEE

Carl D. Carman

Burton J. McMurtry

AUDIT COMMITTEE REPORT

o The audit committee has reviewed and discussed the audited financial statements with management;

o The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU * 380), as may be modified or supplemented;

o The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

o    Based on the review and discussions referred to in paragraphs (1) through
     (3), the audit committee recommended to the Board of Directors that the audited financial statements be included in SpectraLink's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Commission.

o The Board of Directors has adopted a written charter for the audit committee, a copy of which is included as Appendix A at the end of this Proxy Statement.

o The members of the audit committee are independent (as independence is defined by Rule 4200 (a) (15) or the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as may be modified or supplemented).


AUDIT COMMITTEE

Carl D. Carmen

Burton J. McMurtry

Anthony V. Carollo, Jr.



The foregoing Audit Committee report is not to be deemed "soliciting material" or "filed" with the Securities and Exchange Commission or subject to SEC Regulations 14A. The report shall also not be deemed to be incorporated by reference into any filing made by SpectraLink pursuant to the Securities Act of 1933 or the Securities Act of 1934.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SpectraLink had no transactions with related affiliates or related parties in 2000 involving an amount in excess of $60,000, other than as otherwise described in this Proxy Statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires SpectraLink's officers and directors, and persons who own more than ten percent of a registered class of SpectraLink's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange commission (the "SEC"). Such persons are also required by SEC regulation to furnish SpectraLink with copies of all Section 16(a) forms they file.

To the best of SpectraLink's knowledge, based solely on review of the copies of such reports furnished to SpectraLink and written representations that no other reports were required, its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to transactions during 2000.

 THE BOARD OF DIRECTORS OF SPECTRALINK RECOMMENDS A VOTE IN FAVOR OF EACH PERSON
                 NOMINATED BY THE BOARD TO SERVE AS A DIRECTOR.

                PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

The board has selected Arthur Andersen LLP, independent public accountants, as independent auditors for SpectraLink for 2001. A resolution will be submitted to stockholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by stockholders is not a legal prerequisite to the Board's selection of Arthur Andersen LLP as SpectraLink's independent public accountants, SpectraLink believes such ratification to be appropriate. If the stockholders do not ratify the selection of Arthur Andersen LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Arthur Andersen LLP, notwithstanding the failure of the stockholders to ratify its selection.

The Board expects that representatives of Arthur Andersen LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Arthur Andersen LLP has been SpectraLink's independent public accountants since 1991. During the fiscal year ended December 31, 2000, Arthur Andersen LLP performed audit and other services for SpectraLink including attendance at meetings with the Audit Committee and the Board on matters related to the audit, consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

The appointment of auditors is approved annually by the board. The decision of the board is based upon the recommendation of the Audit Committee of the Board. In making its recommendation as to the appointment of auditors, the Audit Committee reviews both the proposed audit scope and the estimated audit fees for the coming year.

                       FISCAL 2000 AUDIT FIRM FEE SUMMARY

SpectraLink retained its principal auditor, Arthur Andersen, to provide services in the following categories and amounts during fiscal year 2000:

                           Audit Fees                 $67,000
                           All Other Fees             $77,849

The audit committee has considered whether the provision of non-audit services by SpectraLink's principal auditor is compatible with maintaining auditor independence.

 THE BOARD OF DIRECTORS OF SPECTRALINK RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                              MISCELLANEOUS MATTERS

OTHER BUSINESS

As of the date of this Proxy Statement, the Board knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may come before the meeting, the proxies appointed by stockholders will be entitled to vote in accordance with their judgment as to such matters.

NOMINATIONS AND SUBMISSIONS OF MATTERS FOR 2002 ANNUAL MEETING

SpectraLink's Certificate of Incorporation and Bylaws require that there be furnished to SpectraLink written notice with respect to the nomination of a person for election as a director (other than a person nominated at the direction of the Board), as well as the submissions of a proposal (other than a proposal submitted at the direction of the Board), at a meeting of stockholders. In order for any such nomination or submission to be proper with respect to the 2002 Annual Meeting, the notice must contain certain information concerning the nominating or proposing stockholder, and the nominee or the proposal, as the case may be, and must be furnished to SpectraLink between January 31, 2002, and March 1, 2002. A copy of the applicable provisions of the Certificate of Incorporation and Bylaws may be obtained by a stockholder, without charge, upon written request to the Secretary of SpectraLink, at its principal executive offices.

In addition to the foregoing, in accordance with the rules of the SEC, any proposal of a stockholder intended to be presented at SpectraLink's 2002 Annual Meeting of Stockholders must be received by the Secretary of SpectraLink by December 12, 2001, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in SpectraLink's notice of meeting, proxy statement and proxy relating to the 2002 Annual Meeting.

COST OF PROXY SOLICITATION

SpectraLink will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of Common Stock. In addition to solicitation by mail, officers and regular employees of SpectraLink may solicit proxies personally or by telephone. No compensation other than their regular compensation will be paid to officers or employees for any solicitation which they may make.

At any time prior to being voted, the enclosed proxy is revocable by written notice to the Secretary of SpectraLink or by appearance at the meeting to vote in person.

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER
                              Adopted May 24, 2000


                                   I. MISSION

The Audit Committee (the "Committee") of SpectraLink assists the Board to fulfill its responsibility to the shareholders, potential shareholders and investment community regarding internal controls, corporate accounting, reporting practices of SpectraLink and the quality and integrity of the financial reports of SpectraLink. The Committee maintains free and open communications between the Board, the independent public accountants, the internal auditors and the financial management of SpectraLink. The Committee evaluates any material concern or matter that may arise which has not been promptly or appropriately addressed by the management of SpectraLink that involves any illegal or improper act or conflict of interest or self-dealing on the part of senior management of SpectraLink.

The Committee's policies and procedures should remain flexible, in order to address changing conditions and to ensure to the Board and shareholders that the corporate accounting and reporting practices of SpectraLink are in compliance with all laws, regulations and Company policies.


                                II. ORGANIZATION

A. All members of the Committee shall be independent of management and not employees of SpectraLink or any of its subsidiaries or affiliates. Vacancies of members of the committee shall be filled by the Board. The Board shall designate one member of the committee to be Chair. The committee members present at a meeting (whether or not they constitute a quorum) may appoint other members of the Board to replace Committee members who are absent or disqualified from participating in a Committee meeting.

B. The Committee shall meet regularly, with such additional meetings as the Chair of the committee deems necessary.

C. The Committee shall report to the Board following regular meetings, and at such other times as circumstances warrant.

D. The Corporate Secretary, the Assistant Secretary, or a delegate shall record and keep minutes of all Committee meetings.


                        III. DUTIES AND RESPONSIBILITIES

A. Review annually the qualifications and fees of the independent public accountants recommended by management and recommend to the Board the firm to be selected to audit the financial statements of SpectraLink and its subsidiaries for the next fiscal year.

B. Meet with the independent public accountants and financial management of SpectraLink to review the scope of the audit of the books of account of SpectraLink and other operations and controls and the procedures to be utilized. At the conclusion of the audits, the Committee shall review the results of such audits, including any comments or recommendations of the independent public accountants.

C. Oversee SpectraLink's financial reporting process, internal accounting controls, and compliance with relevant corporate policies and procedures.

D. Review and transmit to the Board, after the close of each fiscal year, the financial statements of SpectraLink certified by the independent public accountants.

E. Review the annual audit plans of SpectraLink's internal audit group and its capability to perform its duties (including its organization, staffing and independence) and review reports on the overall quality of SpectraLink's system of internal accounting controls.

F. Provide the independent public accountants and SpectraLink's internal audit group full and free access to the committee to meet privately whenever appropriate.

G. Review litigation and contingent liabilities of SpectraLink, including a periodic report by the general counsel concerning the effectiveness of SpectraLink's policies, procedures and control systems in preventing illegal and improper acts and the effectiveness and timeliness of management's response in the event any instances of illegal and improper acts and the effectiveness and timeliness of management's response in the event any instances of illegal or improper acts are discovered.

H. Review Company policy statements and the procedures established by management to monitor compliance with the code of ethics and business integrity, and any events of noncompliance, and report to the board annually concerning these issues.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your Proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

SpectraLink Corporation




                                 DETACH HERE


                                    PROXY

                            SPECTRALINK CORPORATION

                              5755 CENTRAL AVENUE
                            BOULDER, COLORADO 80301


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints Bruce M. Holland and Nancy K. Hamilton and each with the power to appoint a substitute and hereby authorizes them to represent and to vote as designated on the reverse side, all shares of common stock of SpectraLink Corporation (the "Company") held of record by the undersigned on March 7, 2001 at the Annual Meeting of Stockholders to be held on May 23, 2001 and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



------------                                                      -------------
SEE REVERSE                                                        SEE REVERSE
   SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
------------                                                      -------------

[SPECTRALINK LOGO]

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398


--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
--------------------------------------------------------------------------------
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

--------------------------------------------------------------------------------

Follow these four easy steps:

1. Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT! Call 1-877-PRX-VOTE anytime!


--------------------------------------------------------------------------------
                                VOTE BY INTERNET
--------------------------------------------------------------------------------
It's fast, convenient, and your vote is immediately confirmed and posted.

--------------------------------------------------------------------------------

Follow these four easy steps:

1. Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/slnk

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT! Go to http://www.eproxyvote.com/slnk anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                 DETACH HERE


    PLEASE MARK
     VOTES AS
[X] IN THIS EXAMPLE.


                                                                                                               FOR  AGAINST ABSTAIN
1. Election of Directors                                                  2. Proposal to ratify the selection
                                                                             of Arthur Andersen LLP,            [ ]    [ ]     [ ]
   NOMINEES: (01) Bruce M. Holland, (02) Carl D. Carman,                     independent public accountants,
             (03) Anthony V. Carollo, Jr., (04) Burton J. McMurtry           as auditors.

               FOR       WITHHELD

               [ ]         [ ]
                                                                          In their discretion, the proxies are authorized to vote
   [ ]                                                                    upon any other business that may properly come before
       --------------------------------------                             the meeting.
       For all nominees except as noted above


                                                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [ ]



                                                                          Please sign exactly as your name appears hereon. Joint
                                                                          owners should each sign. Executors, administrators,
                                                                          trustees, guardians, or other fiduciaries should give full title as such. If signing for a corporation, please sign
                                                                          in full corporate name by a duly authorized person.


Signature:                                 Date:                Signature:                                 Date:
           ------------------------------        -----------                -----------------------------        -----------